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EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Simon Property Group, L.P. (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Simon David Simon Chief Executive Officer of Simon Property Group, Inc., General Partner of Simon Property Group, L.P. November 15, 2004
/s/ Stephen E. Sterrett Stephen E. Sterrett Chief Financial Officer of Simon Property Group, Inc., General Partner of Simon Property Group, L.P. November 15, 2004

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  EXHIBIT 32